UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

SHORT-TERM BOND FUND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in “investment grade” fixed income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets posted positive total results over the twelve-month reporting period ended December 31, 2020. However, some spread sectors (non-Treasuries) lagged similar duration Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii policy and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Western Asset Short-Term Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.93%. All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 7.51% for the twelve months reporting period ended December 31, 2020.

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund during the reporting period. We meaningfully increased the Fund’s allocation to investment-grade corporate bonds once spreads widened in March 2020. We also added to the Fund’s exposure to collateralized loan obligations (“CLOs”). To fund some of these purchases, we pared back our allocations to agency residential mortgage-backed securities and U.S. Treasuries.

The Fund used U.S. Treasury futures, options and interest rate swaps to manage its duration and yield curveiv exposure. The use of these instruments in total was additive for performance. Index credit default swaps were used to manage the Fund’s exposure to credit index spread levels and contributed to results.

Performance review

For the twelve months ended December 31, 2020, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 3.72%. The Fund’s unmanaged benchmark, the FTSE Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 3.38% for the same period. The Lipper Short Investment Grade Debt Funds Category Averagevi returned 3.57% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	1.84%	3.72%
Class C	1.20%	2.95%
Class C1[1]	1.69%	3.41%
Class R	1.65%	3.34%
Class I	1.96%	3.96%
Class IS	2.01%	4.06%
FTSE Treasury/Government Sponsored/ Credit 1-3 Year Index	0.48%	3.38%
Lipper Short Investment Grade Debt Funds Category Average	2.21%	3.57%

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short-Term Bond Fund 2020 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2020 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.52%, -0.21%, 0.29%, 0.20%, 0.78% and 0.86%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class I shares would have been -1.13% and 0.77%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.75%, 1.50%, 0.98%, 1.28%, 0.54% and 0.41%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class C shares, 1.05% for Class C1 shares, 1.10% for Class R shares, 0.50% for Class I shares and 0.40% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses

Western Asset Short-Term Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective January 1, 2021, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its tactical duration positioning. Being generally long U.S. duration versus that of the benchmark was positive, as rates moved sharply lower during the reporting period. Yield curve positioning was also beneficial for returns.

A tactical overweight to investment-grade corporate bonds was also rewarded. Adding to the Fund’s corporate bonds exposure late in the first quarter and in the second quarter of 2020 when their spreads were significantly wider was beneficial, as their spreads subsequently narrowed as the year progressed. An allocation to “fallen angels” (bonds that were rated investment-grade but were downgraded to below-investment grade, or ‘high-yield’ status) also contributed to performance.

Finally, our allocation to asset-backed securities was additive for returns over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its exposure to certain structured products, namely non-agency residential mortgage-backed securities and commercial mortgage-backed securities. While their spreads narrowed following their wide levels in March 2020, their spreads were wider during the reporting period as a whole. There were no other meaningful detractors from returns during the reporting period.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2021

4	Western Asset Short-Term Bond Fund 2020 Annual Report

RISKS: Investments in bonds are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and extension risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 38 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Corporate Bonds & Notes (48.1%), Collateralized Mortgage Obligations (12.1%), Asset-Backed Securities (11.7%), Short-Term Investments (11.4%) and U.S. Government & Agency Obligations (10.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 371 funds for the six-month period and among the 369 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short-Term Bond Fund 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Short-Term Bond Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.84%	$1,000.00	$1,018.40	0.71%	$3.60	Class A	5.00%	$1,000.00	$1,021.57	0.71%	$3.61
Class C	1.20	1,000.00	1,012.00	1.47	7.43	Class C	5.00	1,000.00	1,017.75	1.47	7.46
Class C1	1.69	1,000.00	1,016.90	1.01	5.12	Class C1	5.00	1,000.00	1,020.06	1.01	5.13
Class R	1.65	1,000.00	1,016.50	1.09	5.52	Class R	5.00	1,000.00	1,019.66	1.09	5.53
Class I	1.96	1,000.00	1,019.60	0.49	2.49	Class I	5.00	1,000.00	1,022.67	0.49	2.49
Class IS	2.01	1,000.00	1,020.10	0.39	1.98	Class IS	5.00	1,000.00	1,023.18	0.39	1.98

Western Asset Short-Term Bond Fund 2020 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Western Asset Short-Term Bond Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	3.72%	2.95%	3.41%	3.34%	3.96%	4.06%
Five Years Ended 12/31/20	2.71	1.90	2.45	2.35	2.96	3.05
Ten Years Ended 12/31/20	1.98	N/A	1.69	N/A	2.27	N/A
Inception* through 12/31/20	—	1.11	—	1.70	—	2.19

With sales charges[3]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/20	1.38%	1.95%	3.41%	3.34%	3.96%	4.06%
Five Years Ended 12/31/20	2.23	1.90	2.45	2.35	2.96	3.05
Ten Years Ended 12/31/20	1.74	N/A	1.69	N/A	2.27	N/A
Inception* through 12/31/20	—	1.11	—	1.70	—	2.19

Cumulative total returns
Without sales charges[1]
Class A (12/31/10 through 12/31/20)	21.63%
Class C (Inception date of 8/1/12 through 12/31/20)	9.73
Class C1 (12/31/10 through 12/31/20)	18.30
Class R (Inception date of 1/31/14 through 12/31/20)	12.37
Class I (12/31/10 through 12/31/20)	25.18
Class IS (Inception date of 10/5/12 through 12/31/20)	19.52

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2020 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. FTSE Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2010, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the FTSE Treasury/Government Sponsored/Credit 1-3 Year Index. The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index (formerly known as the Citigroup Treasury/ Government Sponsored/Credit 1-3 Year Index USD) (the “Index”) is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2020 Annual Report

Schedule of investments

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 48.1%
Communication Services — 4.1%
Diversified Telecommunication Services — 1.0%
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	$1,000,000	$1,005,612
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,180,000	1,330,353
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	3,710,000	4,122,853
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	1,642,000	1,978,671
Total Diversified Telecommunication Services				8,437,489
Interactive Media & Services — 0.3%
Alphabet Inc., Senior Notes	0.450%	8/15/25	810,000	812,367
Tencent Holdings Ltd., Senior Notes	2.985%	1/19/23	1,770,000	1,842,986	(a)
Total Interactive Media & Services				2,655,353
Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,900,000	2,018,798	(b)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	2,365,000	2,493,961
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,340,000	3,881,529
Comcast Corp., Senior Notes	3.100%	4/1/25	2,050,000	2,257,412
Comcast Corp., Senior Notes	3.950%	10/15/25	4,060,000	4,667,444
Comcast Corp., Senior Notes	3.150%	3/1/26	160,000	178,757
DISH DBS Corp., Senior Notes	5.875%	11/15/24	540,000	567,000
Fox Corp., Senior Notes	4.030%	1/25/24	1,350,000	1,487,656
Interpublic Group of Cos Inc., Senior Notes	3.750%	10/1/21	1,620,000	1,660,842
Total Media				19,213,399
Wireless Telecommunication Services — 0.5%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	549,375	555,399	(b)
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	2,370,000	2,621,173	(b)
Vodafone Group PLC, Senior Notes	3.750%	1/16/24	910,000	994,984
Total Wireless Telecommunication Services				4,171,556
Total Communication Services				34,477,797
Consumer Discretionary — 3.5%
Automobiles — 1.2%
BMW US Capital LLC, Senior Notes	2.950%	4/14/22	3,090,000	3,195,776	(b)
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	2,810,000	2,879,547

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	11

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	3.550%	4/9/21	$2,650,000	$2,670,587
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	1,600,000	1,674,037	(b)
Total Automobiles				10,419,947
Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	400,000	409,711
McDonald’s Corp., Senior Notes	3.300%	7/1/25	950,000	1,058,984
McDonald’s Corp., Senior Notes	1.450%	9/1/25	2,050,000	2,127,747
McDonald’s Corp., Senior Notes	3.700%	1/30/26	1,430,000	1,629,988
McDonald’s Corp., Senior Notes	3.500%	3/1/27	30,000	34,379
Total Hotels, Restaurants & Leisure				5,260,809
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	0.400%	6/3/23	660,000	664,108
Amazon.com Inc., Senior Notes	0.800%	6/3/25	620,000	629,764
Prosus NV, Senior Notes	5.500%	7/21/25	570,000	656,555	(b)
Prosus NV, Senior Notes	4.850%	7/6/27	1,150,000	1,327,203	(b)
Total Internet & Direct Marketing Retail				3,277,630
Multiline Retail — 0.3%
Dollar General Corp., Senior Notes	3.250%	4/15/23	30,000	31,752
Dollar Tree Inc., Senior Notes	3.700%	5/15/23	2,660,000	2,848,351
Total Multiline Retail				2,880,103
Specialty Retail — 0.8%
Home Depot Inc., Senior Notes	3.250%	3/1/22	1,480,000	1,530,997
Lowe’s Cos. Inc., Senior Notes	4.000%	4/15/25	2,500,000	2,843,304
Target Corp., Senior Notes	2.250%	4/15/25	1,540,000	1,649,833
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	230,000	257,046
Total Specialty Retail				6,281,180
Textiles, Apparel & Luxury Goods — 0.2%
NIKE Inc., Senior Notes	2.400%	3/27/25	1,410,000	1,520,452
Total Consumer Discretionary				29,640,121
Consumer Staples — 1.9%
Food & Staples Retailing — 0.2%
Kroger Co., Senior Notes	3.400%	4/15/22	1,690,000	1,743,388
Walmart Inc., Senior Notes	3.400%	6/26/23	120,000	128,918
Total Food & Staples Retailing				1,872,306
Food Products — 0.1%
Mondelez International Holdings
Netherlands BV, Senior Notes	2.125%	9/19/22	210,000	216,088	(b)

See Notes to Financial Statements.

12	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Mondelez International Inc., Senior Notes	2.125%	4/13/23	$120,000	$124,705
Mondelez International Inc., Senior Notes	1.500%	5/4/25	490,000	507,304
Total Food Products				848,097
Household Products — 0.1%
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	60,000	66,887
Reckitt Benckiser Treasury Services PLC, Senior Notes	2.375%	6/24/22	710,000	730,281	(b)
Total Household Products				797,168
Tobacco — 1.5%
Altria Group Inc., Senior Notes	3.490%	2/14/22	880,000	910,385
Altria Group Inc., Senior Notes	3.800%	2/14/24	2,020,000	2,206,767
Altria Group Inc., Senior Notes	2.350%	5/6/25	2,090,000	2,222,850
Cargill Inc., Senior Notes	1.375%	7/23/23	320,000	328,112	(b)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	3,400,000	3,468,335
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	500,000	537,627
Reynolds American Inc., Senior Notes	4.850%	9/15/23	2,320,000	2,588,828
Total Tobacco				12,262,904
Total Consumer Staples				15,780,475
Energy — 6.3%
Energy Equipment & Services — 0.7%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., Senior Notes	2.773%	12/15/22	1,250,000	1,306,326
Duke Energy Carolinas LLC	3.350%	5/15/22	2,580,000	2,687,959
Halliburton Co., Senior Notes	3.250%	11/15/21	920,000	935,830
Schlumberger Investment SA, Senior Notes	2.400%	8/1/22	830,000	851,228	(b)
Total Energy Equipment & Services				5,781,343
Oil, Gas & Consumable Fuels — 5.6%
BP Capital Markets America Inc., Senior Notes	2.520%	9/19/22	1,350,000	1,397,125
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	1,500,000	1,610,151
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,070,000	1,098,813
BP Capital Markets PLC, Senior Notes	3.062%	3/17/22	120,000	123,969
Chevron Corp., Senior Notes	2.100%	5/16/21	1,780,000	1,789,748
Chevron Corp., Senior Notes	1.554%	5/11/25	2,800,000	2,913,750
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,040,000	1,135,478
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	1,860,000	2,128,847

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	5.000%	9/15/22	$857,000	$859,142
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,070,000	1,106,899
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	1,250,000	1,315,129
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	140,000	145,754
Energy Transfer Operating LP, Senior Notes	4.500%	4/15/24	150,000	164,225
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	350,000	379,278
Enterprise Products Operating LLC, Senior Notes	2.800%	2/15/21	1,250,000	1,253,543
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	4,170,000	4,410,130
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	400,000	448,354
EOG Resources Inc., Senior Notes	2.625%	3/15/23	2,000,000	2,088,325
EQT Corp., Senior Notes	3.000%	10/1/22	2,100,000	2,119,687
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	1,920,000	1,975,412
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	3,320,000	3,636,596
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	2,500,000	2,794,747
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	2,820,000	3,219,436	(b)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	320,000	373,520
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,750,000	2,020,375	(b)
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	1,070,000	1,210,013	(b)
Shell International Finance BV, Senior Notes	1.750%	9/12/21	330,000	333,273
Western Midstream Operating LP, Senior Notes	4.000%	7/1/22	1,210,000	1,246,125
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	290,000	299,326
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.074%	1/13/23	90,000	88,250	(c)
Williams Cos. Inc., Senior Notes	3.600%	3/15/22	800,000	826,056
Williams Cos. Inc., Senior Notes	4.500%	11/15/23	2,500,000	2,758,353
Total Oil, Gas & Consumable Fuels				47,269,829
Total Energy				53,051,172
Financials — 19.2%
Banks — 14.2%
ABN AMRO Bank NV, Senior Notes	3.400%	8/27/21	1,930,000	1,968,851	(b)
Banco Santander SA, Senior Notes	3.125%	2/23/23	800,000	842,578
Banco Santander SA, Senior Notes	3.848%	4/12/23	600,000	644,895

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	$1,750,000	$1,788,876	(c)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	1,820,000	1,982,508	(c)
Bank of Montreal, Senior Notes	3.100%	4/13/21	4,720,000	4,758,173
Bank of Montreal, Senior Notes	1.850%	5/1/25	630,000	661,804
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	340,000	349,083
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	1,000,000	1,017,877
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	200,000	208,028	(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	244,000	271,526
Barclays PLC, Senior Notes (4.610% to 2/15/22 then 3 mo. USD LIBOR + 1.400%)	4.610%	2/15/23	2,600,000	2,714,674	(c)
BNP Paribas SA, Senior Notes	3.500%	3/1/23	3,490,000	3,716,131	(b)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	200,000	219,118	(b)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	430,000	450,337	(b)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	1,700,000	1,891,042	(b)(c)
BPCE SA, Senior Notes	3.000%	5/22/22	500,000	517,605	(b)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	1,340,000	1,358,215
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,360,000	1,489,200	(c)(d)
Citigroup Inc., Senior Notes	2.700%	3/30/21	900,000	905,220
Citigroup Inc., Senior Notes	2.900%	12/8/21	2,340,000	2,390,871
Citigroup Inc., Senior Notes (1.678% to 5/15/24 then SOFR + 1.667%)	1.678%	5/15/24	2,370,000	2,442,780	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.750%)	3.106%	4/8/26	2,160,000	2,363,255	(c)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	3,000,000	3,431,318
Cooperatieve Rabobank UA, Senior Notes	3.125%	4/26/21	3,900,000	3,934,661
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	1,000,000	1,115,166
Credit Suisse AG, Senior Notes	1.000%	5/5/23	2,030,000	2,061,421
Danske Bank A/S, Senior Notes	5.000%	1/12/22	1,370,000	1,430,654	(b)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	460,000	519,467	(b)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	610,000	617,508	(b)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	500,000	545,624

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.360%)	1.575%	4/23/21	$3,610,000	$3,620,361	(c)
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR + 1.211%)	3.803%	3/11/25	1,600,000	1,747,713	(c)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	3,740,000	3,874,405	(b)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	6,680,000	7,060,746	(c)
JPMorgan Chase & Co., Senior Notes (3.220% to 3/1/24 then 3 mo. USD LIBOR + 1.155%)	3.220%	3/1/25	2,000,000	2,157,631	(c)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	2,410,000	2,443,950
Lloyds Banking Group PLC, Senior Notes	4.050%	8/16/23	1,500,000	1,640,194
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate + 3.500%)	3.870%	7/9/25	2,240,000	2,471,614	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.218%	3/7/22	4,840,000	5,005,329
Natwest Group PLC, Senior Notes (3.498% to 5/15/22 then 3 mo. USD LIBOR + 1.480%)	3.498%	5/15/23	1,970,000	2,045,760	(c)
Natwest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	460,000	509,126	(c)
Nordea Bank AB, Senior Notes (3 mo. USD LIBOR + 0.990%)	1.223%	5/27/21	2,600,000	2,609,860	(b)(c)
Nordea Bank ABP, Senior Notes	1.000%	6/9/23	620,000	630,075	(b)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	1,940,000	2,115,543
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	2,350,000	2,372,594
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	1,540,000	1,584,193
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	1,500,000	1,533,804
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	720,000	742,007
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	1.030%	10/16/23	2,800,000	2,825,148	(c)
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	400,000	404,941
Toronto-Dominion Bank, Senior Notes	2.125%	4/7/21	500,000	502,479
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	420,000	425,568
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	2,500,000	2,527,384
UniCredit SpA, Senior Notes	6.572%	1/14/22	3,160,000	3,330,563	(b)
US Bancorp, Senior Notes	3.375%	2/5/24	3,880,000	4,226,329
US Bancorp, Senior Notes	1.450%	5/12/25	1,240,000	1,288,209

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
US Bank NA, Senior Notes	3.150%	4/26/21	$310,000	$312,067
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/8/21	2,450,000	2,487,069	(c)(d)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	5,410,000	5,909,385
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	3,610,000	3,804,852	(c)
Total Banks				120,817,365
Capital Markets — 2.5%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	190,000	198,803
Credit Suisse AG, Senior Notes	3.625%	9/9/24	770,000	854,844
Credit Suisse AG, Senior Notes	2.950%	4/9/25	870,000	954,961
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	3.450%	4/16/21	1,000,000	1,009,193
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	800,000	845,548
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	6,230,000	6,787,101
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	1,550,000	1,723,379
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/1/21	3,190,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	1,010,000	0	*(f)(g)(h)(i)
Morgan Stanley, Senior Notes	3.750%	2/25/23	1,920,000	2,059,210
Morgan Stanley, Senior Notes	3.700%	10/23/24	3,000,000	3,340,189
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	1,580,000	1,670,241	(c)
UBS AG, Senior Notes	1.750%	4/21/22	600,000	610,786	(b)
UBS Group AG, Senior Notes	4.125%	9/24/25	800,000	917,043	(b)
Total Capital Markets				20,971,298
Consumer Finance — 0.9%
American Express Co., Senior Notes	3.000%	2/22/21	3,090,000	3,095,889
American Express Co., Senior Notes	3.375%	5/17/21	3,160,000	3,187,506
American Express Co., Senior Notes	2.500%	7/30/24	1,000,000	1,067,878
Total Consumer Finance				7,351,273
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	910,000	994,002
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,010,000	1,091,643

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	$2,530,000	$2,581,367	(b)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	1,600,000	1,610,836	(b)
USAA Capital Corp., Senior Notes	2.625%	6/1/21	1,550,000	1,564,738	(b)
USAA Capital Corp., Senior Notes	1.500%	5/1/23	150,000	153,916	(b)
Total Diversified Financial Services				7,996,502
Insurance — 0.7%
American International Group Inc., Senior Notes	3.300%	3/1/21	500,000	501,056
American International Group Inc., Senior Notes	2.500%	6/30/25	190,000	204,378
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	1,000,000	1,012,586	(b)
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	690,000	698,915	(b)
New York Life Global Funding, Senior Secured Notes	2.000%	4/13/21	1,560,000	1,567,558	(b)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	1,740,000	1,765,040	(b)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	120,000	122,588	(b)
Total Insurance				5,872,121
Total Financials				163,008,559
Health Care — 4.5%
Biotechnology — 1.2%
AbbVie Inc., Senior Notes	2.300%	11/21/22	4,430,000	4,592,947
AbbVie Inc., Senior Notes	2.600%	11/21/24	2,500,000	2,680,950
Gilead Sciences Inc., Senior Notes	0.750%	9/29/23	1,310,000	1,314,174
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	1,500,000	1,635,600
Total Biotechnology				10,223,671
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., Senior Notes	2.894%	6/6/22	618,000	638,914
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	1.255%	6/6/22	1,100,000	1,109,115	(c)
Total Health Care Equipment & Supplies				1,748,029
Health Care Providers & Services — 1.9%
Aetna Inc., Senior Notes	2.750%	11/15/22	2,400,000	2,489,546
Cigna Corp., Senior Notes	3.400%	9/17/21	1,710,000	1,747,005
Cigna Corp., Senior Notes	3.750%	7/15/23	1,590,000	1,719,307
Cigna Corp., Senior Notes	4.125%	11/15/25	2,000,000	2,305,042

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
CVS Health Corp., Senior Notes	3.350%	3/9/21	$3,059,000	$3,075,829
CVS Health Corp., Senior Notes	3.700%	3/9/23	1,012,000	1,082,986
Humana Inc., Senior Notes	4.500%	4/1/25	810,000	931,137
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	50,000	51,977
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	110,000	118,792
UnitedHealth Group Inc., SeniorNotes	2.375%	8/15/24	1,000,000	1,066,454
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	900,000	1,026,051
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	760,000	784,042
Total Health Care Providers & Services				16,398,168
Pharmaceuticals — 1.2%
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	1,020,000	1,108,067
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	2,080,000	2,374,293
Eli Lilly and Co., Senior Notes	2.350%	5/15/22	690,000	708,808
Pfizer Inc., Senior Notes	3.000%	9/15/21	1,630,000	1,662,517
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	130,000	131,921
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	340,000	339,787
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	3,370,000	3,342,838
Total Pharmaceuticals				9,668,231
Total Health Care				38,038,099
Industrials — 4.0%
Aerospace & Defense — 1.5%
Boeing Co., Senior Notes	4.875%	5/1/25	3,740,000	4,266,564
General Dynamics Corp., Senior Notes	3.000%	5/11/21	2,200,000	2,221,270
General Dynamics Corp., Senior Notes	3.250%	4/1/25	2,570,000	2,839,427
L3Harris Technologies Inc., Senior Notes	3.850%	6/15/23	1,510,000	1,631,952
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	554,000	565,718
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	1,000,000	1,038,262
Total Aerospace & Defense				12,563,193
Airlines — 1.0%
Continental Airlines Pass-Through Trust, Senior Secured Trust	6.703%	6/15/21	65,421	64,941
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	1,900,000	2,172,199
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,900,000	2,195,312	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	$1,930,000	$2,171,250	(b)
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	2,130,000	2,143,312
Total Airlines				8,747,014
Building Products — 0.2%
Carrier Global Corp., Senior Notes	1.923%	2/15/23	600,000	618,410
Carrier Global Corp., Senior Notes	2.242%	2/15/25	950,000	1,006,032
Total Building Products				1,624,442
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	2.500%	8/15/24	1,000,000	1,068,422
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	3.250%	2/14/24	2,000,000	2,176,732
Machinery — 0.3%
John Deere Capital Corp., Senior Notes	2.550%	1/8/21	2,500,000	2,500,449
John Deere Capital Corp., Senior Notes	2.875%	3/12/21	300,000	301,481
Total Machinery				2,801,930
Road & Rail — 0.6%
Union Pacific Corp., Senior Notes	3.200%	6/8/21	3,623,000	3,668,067
Union Pacific Corp., Senior Notes	4.163%	7/15/22	1,670,000	1,752,829
Total Road & Rail				5,420,896
Total Industrials				34,402,629
Information Technology — 2.8%
IT Services — 0.6%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	1,750,000	1,896,658
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	1,890,000	1,936,346
Visa Inc., Senior Notes	3.150%	12/14/25	1,000,000	1,122,587
Total IT Services				4,955,591
Semiconductors & Semiconductor Equipment — 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	2.650%	1/15/23	1,480,000	1,540,468
Broadcom Inc., Senior Notes	2.250%	11/15/23	500,000	522,555
Broadcom Inc., Senior Notes	4.700%	4/15/25	780,000	894,200
Broadcom Inc., Senior Notes	3.150%	11/15/25	500,000	546,585
Intel Corp., Senior Notes	3.700%	7/29/25	2,500,000	2,830,541
Micron Technology Inc., Senior Notes	2.497%	4/24/23	310,000	323,297

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	$100,000	$107,717	(b)
Texas Instruments Inc., Senior Notes	1.375%	3/12/25	1,000,000	1,037,692
Total Semiconductors & Semiconductor Equipment				7,803,055
Software — 0.7%
Microsoft Corp., Senior Notes	1.550%	8/8/21	2,270,000	2,285,847
Microsoft Corp., Senior Notes	2.400%	2/6/22	3,310,000	3,378,497
Total Software				5,664,344
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	1.550%	8/4/21	1,800,000	1,813,024
Apple Inc., Senior Notes	1.125%	5/11/25	3,400,000	3,499,358
Total Technology Hardware, Storage & Peripherals				5,312,382
Total Information Technology				23,735,372
Materials — 1.0%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	2,230,000	2,278,837	(b)
Metals & Mining — 0.5%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	800,000	806,437	(b)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	1,210,000	1,289,310	(b)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	420,000	436,430	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,411,000	2,071,531
Total Metals & Mining				4,603,708
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,720,000	2,021,017	(b)
Total Materials				8,903,562
Utilities — 0.8%
Electric Utilities — 0.8%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	2,386,000	2,426,220
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,000,000	1,056,474
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	1,490,000	1,494,338
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,640,000	1,714,825	(a)
Total Utilities				6,691,857
Total Corporate Bonds & Notes (Cost — $398,885,686)				407,729,643
Collateralized Mortgage Obligations (j) — 12.1%
Alternative Loan Trust, 2004-33 2A1	3.019%	12/25/34	4,675	4,766	(c)
Alternative Loan Trust, 2005-56 4A1 (1 mo. USD LIBOR + 0.620%)	0.768%	11/25/35	194,350	187,531	(c)
Banc of America Funding Trust, 2005-E 4A1	3.046%	3/20/35	3,547	3,612	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Banc of America Funding Trust, 2015-R2 4A1 (1 mo. USD LIBOR + 0.165%)	0.313%	9/29/36	$309,991	$308,889	(b)(c)
Banc of America Mortgage Trust, 2002-J B1	3.593%	9/25/32	94,637	93,224	(c)
Banc of America Mortgage Trust, 2003-C B1	4.095%	4/25/33	218,606	56,717	(c)
Bear Stearns ALT-A Trust, 2007-1 1A1 (1 mo. USD LIBOR + 0.320%)	0.468%	1/25/47	235,416	210,721	(c)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	2,080,000	2,362,881	(c)
CFK Trust, 2020-MF2 F	3.458%	3/15/39	2,750,000	2,522,498	(b)(c)
Chase Mortgage Finance Trust, 2007-A1 2A3	3.174%	2/25/37	24,907	24,731	(c)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	0.448%	8/25/35	2,332	2,362	(b)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.290%)	0.438%	10/25/35	43,667	43,036	(b)(c)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	0.348%	1/25/36	4,560	4,255	(b)(c)
Citigroup Commercial Mortgage Trust, 2013-375P A	3.251%	5/10/35	710,000	744,441	(b)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	2,020,000	2,300,828
Citigroup Commercial Mortgage Trust, 2019- SST2 A (1 mo. USD LIBOR + 0.920%)	1.079%	12/15/36	3,530,000	3,537,681	(b)(c)
Citigroup Mortgage Loan Trust, 2007-AR4 2A1A	3.734%	3/25/37	93,565	81,231	(c)
Commercial Mortgage Trust, 2010-C1 C	5.657%	7/10/46	234,228	236,673	(b)(c)
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	0.568%	7/25/36	300,420	273,685	(b)(c)
CSMC Trust, 2014-11R 15A2	2.972%	1/27/36	2,045,916	2,005,355	(b)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	3,750,000	3,800,738	(b)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.000%)	3.250%	12/15/35	2,930,000	2,950,395	(b)(c)
DSLA Mortgage Loan Trust, 2005-AR1 2A1A (1 mo. USD LIBOR + 0.500%)	0.652%	2/19/45	64,032	63,439	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, KSG1 X1, IO	1.156%	9/25/30	2,999,655	274,299	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	197,484	221,426

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC Trust, 3877 FA (1 mo. USD LIBOR + 0.350%)	0.509%	11/15/40	$192,995	$193,184	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	1,530,000	1,568,052	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	3.598%	10/25/29	2,360,000	2,448,474	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	1.998%	2/25/50	850,000	849,413	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA6 M2 (SOFR + 2.000%)	2.077%	12/25/50	850,000	851,243	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	5.048%	11/25/24	628,194	647,003	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	3.148%	10/25/29	2,828,859	2,872,479	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	2.248%	10/25/39	1,582,366	1,582,109	(b)(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	1,178,570	1,298,611
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	435,511	465,747
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	742,219	754,154	(b)(c)
Freddie Mac Structured Pass-Through Certificates, T-51 1A	6.500%	9/25/43	105,448	132,450	(c)
GMACM Mortgage Loan Trust, 2005-AF2 A1	6.000%	12/25/35	527,923	502,947
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	0.709%	12/19/59	145,660	145,747	(b)(c)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	0.826%	2/20/60	99,720	100,314	(c)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	0.696%	3/20/60	859,850	862,849	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2010-H10 FB (1 mo. USD LIBOR + 1.000%)	1.146%	5/20/60	$1,042,252	$1,058,800	(c)
Government National Mortgage Association (GNMA), 2010-H20 AF (1 mo. USD LIBOR + 0.330%)	0.470%	10/20/60	2,107,876	2,105,049	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	0.490%	8/20/58	1,889,627	1,888,155	(c)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	0.590%	11/20/60	2,539,344	2,543,267	(c)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	0.640%	1/20/61	213,319	213,907	(c)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	0.640%	12/20/60	278,153	278,969	(c)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	0.590%	2/20/61	426,801	427,461	(c)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	0.640%	2/20/61	487,484	488,353	(c)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. USD LIBOR + 0.470%)	0.610%	8/20/61	1,171,406	1,173,539	(c)
Government National Mortgage Association (GNMA), 2012-H21 FA (1 mo. USD LIBOR + 0.500%)	0.640%	7/20/62	7,171,981	7,193,133	(c)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	0.670%	10/20/62	272,189	273,310	(c)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	0.660%	10/20/62	340,329	341,291	(c)
Government National Mortgage Association (GNMA), 2013-H02 FD (1 mo. USD LIBOR + 0.340%)	0.480%	12/20/62	3,996,528	3,992,882	(c)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	0.540%	3/20/63	1,219,104	1,219,116	(c)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2013-H14 FC (1 mo. USD LIBOR + 0.470%)	0.610%	6/20/63	$412,669	$413,350	(c)
Government National Mortgage Association (GNMA), 2013-H14 FD (1 mo. USD LIBOR + 0.470%)	0.610%	6/20/63	173,349	173,647	(c)
Government National Mortgage Association (GNMA), 2013-H14 FG (1 mo. USD LIBOR + 0.470%)	0.610%	5/20/63	157,656	157,935	(c)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	226,956	233,450
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	0.648%	5/25/37	150,145	148,681	(b)(c)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	0.418%	11/25/36	1,712,122	1,351,567	(c)
IndyMac INDX Mortgage Loan Trust, 2004- AR14 2A1A (1 mo. USD LIBOR + 0.720%)	0.868%	1/25/35	129,359	108,534	(c)
JP Morgan Resecuritization Trust Series, 2009-10 7A2	6.054%	2/26/37	3,652,056	2,133,510	(b)(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 A5	3.409%	10/15/50	1,943,000	2,205,546
JPMorgan Chase Commercial Mortgage Securities Trust, 2012-HSBC A	3.093%	7/5/32	3,118,447	3,209,261	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFL (1 mo. USD LIBOR + 2.500%)	2.653%	1/16/37	2,533,000	2,302,700	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.153%	1/16/37	2,533,000	2,179,645	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	2,930,000	2,646,132	(b)(c)
Luminent Mortgage Trust, 2006-7 2A2 (1 mo. USD LIBOR + 0.220%)	0.368%	12/25/36	45,283	43,030	(c)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	22,647	19,664	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.996%	2/25/34	22,586	22,825	(c)
Merrill Lynch Mortgage Investors Trust MLMI Series, 2003-A2 2M1	2.474%	3/25/33	158,076	127,235	(c)
Merrill Lynch Mortgage Investors Trust Series MLMI, 2004-A1 2A2	2.996%	2/25/34	959,910	970,081	(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	$570,000	$623,877
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	1.009%	11/15/34	666,003	640,681	(b)(c)
Morgan Stanley Capital I Trust, 2018-H4 XA, IO	0.860%	12/15/51	53,895,484	2,970,040	(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	1.559%	5/15/36	1,450,000	1,399,563	(b)(c)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	2,100,000	2,211,975	(b)
New Residential Mortgage Loan Trust, 2017-2A B2	4.750%	3/25/57	838,340	897,209	(b)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	572,685	624,373	(b)(c)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	9,865	6,332
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	0.698%	5/25/37	1,564,185	1,143,209	(c)
Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	1,970,000	2,037,972	(b)(c)
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	0.937%	6/20/33	274,181	266,411	(c)
Silverstone Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.390%)	0.599%	1/21/70	291,200	291,899	(b)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2 4A1	2.814%	3/25/34	198,197	192,416	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	2.760%	3/25/35	203,602	187,930	(c)
Structured Adjustable Rate Mortgage Loan Trust, 2005-12 3A1	2.745%	6/25/35	61,878	61,024	(c)
Structured Asset Securities Corp., 2005-RF3 2A	3.748%	6/25/35	332,969	312,465	(b)(c)
Structured Asset Securities Corp. Mortgage Pass-Through Certificate Series, 2002-3 B2	6.500%	3/25/32	570,013	622,451	(c)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	2.153%	11/11/34	1,717,370	1,612,420	(b)(c)
Thornburg Mortgage Securities Trust, 2004-2 A4 (1 mo. USD LIBOR + 0.680%)	0.828%	6/25/44	1,159,726	1,140,697	(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	2,880,000	3,248,163
VNDO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	1,757,000	1,818,871	(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.005%	8/20/35	11,514	11,612	(c)

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR4 A5	3.566%	4/25/35	$40,565	$41,028	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR19 A1B2 (1 mo. USD LIBOR + 0.820%)	0.968%	12/25/45	71,715	71,298	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	3.746%	6/25/33	48,366	48,417	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (Cost of Funds for the 11th District of San Francisco + 1.500%, min. coupon of 1.500%)	2.003%	10/25/46	1,253,800	1,199,841	(c)
Total Collateralized Mortgage Obligations (Cost — $101,953,819)				102,916,389
Asset-Backed Securities — 11.7%
ABFC Trust, 2002-WF2 A2 (1 mo. USD LIBOR + 1.125%)	1.273%	5/25/32	75,058	73,987	(c)
ABFC Trust, 2003-OPT1 A3 (1 mo. USD LIBOR + 0.680%)	0.828%	4/25/33	1,236,886	1,168,863	(c)
ABFC Trust, 2004-OPT2 M1 (1 mo. USD LIBOR + 0.825%)	0.973%	8/25/33	61,901	61,658	(c)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	1.634%	5/1/26	9,619	9,620	(b)(c)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	1.804%	5/1/27	380,818	380,900	(b)(c)
AGL CLO 6 Ltd., 2020-6A A1 (3 mo. USD LIBOR + 1.950%)	2.201%	7/20/31	1,450,000	1,458,013	(b)(c)
Allegro CLO II-S Ltd., 2014-1RA A1 (3 mo. USD LIBOR + 1.080%)	1.289%	10/21/28	2,900,000	2,901,398	(b)(c)
Ares XLIII CLO Ltd., 2017-43A A (3 mo. USD LIBOR + 1.220%)	1.457%	10/15/29	1,125,000	1,127,289	(b)(c)
Asset Backed Securities Corp. Home Equity Loan Trust Series, 2004-HE8 M2 (1 mo. USD LIBOR + 1.725%)	1.873%	12/25/34	804,141	799,668	(c)
Avery Point VI CLO Ltd., 2015-6A AR (3 mo. USD LIBOR + 1.050%)	1.275%	8/5/27	600,550	600,574	(b)(c)
Avery Point VII CLO Ltd., 2015-7A AR (3 mo. USD LIBOR + 1.140%)	1.377%	1/15/28	500,000	500,099	(b)(c)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	3,570,000	3,714,296	(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	2,030,000	2,074,608	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%)	1.974%	11/20/30	$500,000	$500,084	(b)(c)
BlueMountain CLO Ltd., 2012-2A AR2 (3 mo. USD LIBOR + 1.050%)	1.274%	11/20/28	1,000,000	1,000,397	(b)(c)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	1.554%	4/13/27	987,408	987,446	(b)(c)
BlueMountain CLO XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.080%)	1.317%	7/15/31	700,000	695,437	(b)(c)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	0.548%	7/25/36	1,630,000	1,513,945	(b)(c)
California Street CLO XII, Ltd., 2013-12A AR (3 mo. USD LIBOR + 1.030%)	1.267%	10/15/25	847,976	847,982	(b)(c)
Canyon CLO Ltd., 2020-1A A (3 mo. USD LIBOR + 1.920%)	2.157%	7/15/28	986,655	1,003,280	(b)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-1A A1R2 (3 mo. USD LIBOR + 0.970%)	1.188%	4/17/31	1,445,605	1,438,215	(b)(c)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	1.267%	7/27/31	376,896	376,313	(b)(c)
Carlyle Global Market Strategies CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	1.222%	7/28/28	1,000,000	998,945	(b)(c)
Carlyle US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	1.438%	7/20/31	750,000	749,122	(b)(c)
CBAM Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.250%)	1.468%	7/20/30	750,000	750,030	(b)(c)
Cedar Funding V CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	1,360,000	1,366,800	(b)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	1.308%	10/20/28	1,030,000	1,027,072	(b)(c)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	2.060%	10/15/31	320,000	321,280	(b)(c)
Countrywide Asset-Backed Certificates Trust, 2002-S3 M1	4.800%	5/25/32	4,423	4,099	(c)
Countrywide Asset-Backed Certificates Trust, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	1.078%	12/25/35	862,459	863,217	(c)
Cutwater Ltd., 2014-1A A1AR (3 mo. USD LIBOR + 1.250%)	1.487%	7/15/26	224,243	224,237	(b)(c)
CWABS Revolving Home Equity Loan Trust Series, 2004-B 2A (1 mo. USD LIBOR + 0.220%)	0.379%	2/15/29	1,818,930	1,687,045	(c)
Denali Capital CLO X LLC, 2013-1A A1LR (3 mo. USD LIBOR + 1.050%)	1.265%	10/26/27	1,273,126	1,271,143	(b)(c)

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	1.437%	7/15/30	$250,000	$250,000	(b)(c)
Galaxy XXVI CLO Ltd., 2018-26A A (3 mo. USD LIBOR + 1.200%)	1.413%	11/22/31	450,000	449,999	(b)(c)
GoldenTree Loan Opportunities IX Ltd., 2014-9A AR2 (3 mo. USD LIBOR + 1.110%)	1.323%	10/29/29	725,000	725,284	(b)(c)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	1.247%	4/15/31	500,000	496,551	(b)(c)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	1.478%	1/20/30	2,850,000	2,850,185	(b)(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	1.295%	7/25/27	354,128	353,382	(b)(c)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	1.629%	11/30/32	800,000	803,352	(b)(c)
Jackson Mill CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.830%)	1.067%	4/15/27	1,324,642	1,321,624	(b)(c)
Jamestown CLO X Ltd., 2017-10A A1 (3 mo. USD LIBOR + 1.250%)	1.468%	7/17/29	1,500,000	1,501,671	(b)(c)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	1.237%	4/15/31	1,000,000	990,887	(b)(c)
LCM Loan Income Fund I Income Note Issuer Ltd., 27A A1 (3 mo. USD LIBOR + 1.080%)	1.310%	7/16/31	420,000	418,914	(b)(c)
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	1.477%	7/15/27	236,226	236,241	(b)(c)
Legacy Mortgage Asset Trust, 2019-GS5 A1	3.200%	5/25/59	783,751	792,471	(b)
Magnetite XIV-R Ltd., 2015-14RA A2	3.939%	10/18/31	1,590,000	1,581,428	(b)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	0.408%	6/25/46	130,056	125,007	(b)(c)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	1.818%	10/20/30	250,000	251,274	(b)(c)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	1.448%	3/25/66	5,140,000	5,256,783	(b)(c)
Nelnet Student Loan Trust, 2014-6A A (1 mo. USD LIBOR + 0.650%)	0.798%	11/25/52	819,878	808,603	(b)(c)
Neuberger Berman Loan Advisers CLO 24 Ltd., 2017-24A AR (3 mo. USD LIBOR + 1.020%)	1.238%	4/19/30	500,000	496,759	(b)(c)
Neuberger Berman Loan Advisers CLO 29 Ltd., 2018-29A A1 (3 mo. USD LIBOR + 1.130%)	1.348%	10/19/31	250,000	249,507	(b)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	29

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.153%	10/15/29	$2,750,000	$2,758,902	(b)(c)
OCP CLO Ltd., 2014-5A A1R (3 mo. USD LIBOR + 1.080%)	1.295%	4/26/31	2,100,000	2,094,645	(b)(c)
Octagon Investment Partners 45 Ltd., 2019-1A A (3 mo. USD LIBOR + 1.330%)	1.567%	10/15/32	1,600,000	1,602,872	(b)(c)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	1.253%	5/23/31	510,000	507,935	(b)(c)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	1.561%	11/15/32	550,000	551,141	(b)(c)
Option One Mortgage Loan Trust, 2007- FXD1 1A1	5.866%	1/25/37	1,215,205	1,199,535
Option One Mortgage Loan Trust, 2007- FXD1 2A1	5.866%	1/25/37	1,127,148	1,114,297
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	1.264%	4/30/27	2,122,439	2,120,087	(b)(c)
Parallel Ltd., 2020-1A A1 (3 mo. USD LIBOR + 1.825%)	1.983%	7/20/31	1,750,000	1,757,437	(b)(c)
Recette CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.920%)	1.138%	10/20/27	211,468	210,874	(b)(c)
Regatta VI Funding Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.080%)	1.298%	7/20/28	1,676,570	1,673,564	(b)(c)
Saxon Asset Securities Trust, 2003-3 M1 (1 mo. USD LIBOR + 0.975%)	1.123%	12/25/33	24,855	24,510	(c)
Seven Sticks CLO Ltd., 2016-1A A1R (3 mo. USD LIBOR + 1.050%)	1.287%	7/15/28	901,177	899,381	(b)(c)
SLM Private Credit Student Loan Trust, 2005-A A4 (3 mo. USD LIBOR + 0.310%)	0.527%	12/15/38	3,564,522	3,444,718	(c)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	0.507%	6/15/39	2,418,825	2,326,924	(c)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	0.967%	3/15/33	111,912	107,593	(b)(c)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	0.365%	3/25/44	5,878,147	5,740,189	(c)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	2,450,731	2,519,236	(b)
Structured Asset Securities Corp., 2004-SC1 A	8.090%	12/25/29	16,423	16,422	(b)(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.570%)	0.718%	10/25/36	1,491,905	1,463,739	(b)(c)

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	6.830%	5/25/31	$1,382,402	$1,313,761	(b)(c)
Sudbury Mill CLO Ltd., 2013-1A A1R (3 mo. USD LIBOR + 1.150%)	1.368%	1/17/26	926,855	926,853	(b)(c)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	1.874%	10/13/29	750,000	750,960	(b)(c)
Tralee CLO III Ltd., 2014-3A AR (3 mo. USD LIBOR + 1.030%)	1.248%	10/20/27	1,845,292	1,843,590	(b)(c)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	1.918%	10/20/28	1,730,000	1,729,995	(b)(c)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	1.515%	10/25/32	1,130,000	1,130,271	(b)(c)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	1.127%	4/15/29	725,000	722,043	(b)(c)
Venture XXVIII CLO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	1.328%	7/20/30	1,500,000	1,493,535	(b)(c)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	1.947%	6/7/30	450,000	450,121	(b)(c)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	1.387%	10/15/31	750,000	749,999	(b)(c)
Wells Fargo Home Equity Asset-Backed Securities Trust, 2006-1 M5 (1 mo. USD LIBOR + 0.555%)	0.703%	5/25/36	2,900,000	2,481,471	(c)
WHITEBOX CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	1.625%	7/24/32	750,000	750,542	(b)(c)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	1.727%	7/15/32	300,000	300,182	(b)(c)
Total Asset-Backed Securities (Cost — $98,410,780)				99,234,308
U.S. Government & Agency Obligations — 10.1%
U.S. Government Agencies — 1.3%
Federal Farm Credit Banks, Bonds	2.070%	1/4/21	2,940,000	2,940,000
Federal Farm Credit Banks, Bonds (3 mo. USD LIBOR + 0.010%)	0.249%	9/20/21	4,400,000	4,403,767	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	2/16/21	1,240,000	1,243,335
Federal National Mortgage Association (FNMA), Notes	0.375%	8/25/25	2,190,000	2,190,527
Total U.S. Government Agencies				10,777,629
U.S. Government Obligations — 8.8%
U.S. Treasury Notes	2.500%	1/31/21	13,410,000	13,433,302
U.S. Treasury Notes	2.375%	3/15/21	6,150,000	6,176,800

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	31

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.125%	8/31/22	$30,770,000	$30,774,808
U.S. Treasury Notes	0.250%	6/30/25	50,000	49,877
U.S. Treasury Notes	0.250%	7/31/25	9,845,000	9,816,926
U.S. Treasury Notes	0.250%	10/31/25	13,450,000	13,393,258
U.S. Treasury Notes	0.375%	11/30/25	150,000	150,223
U.S. Treasury Notes	0.375%	7/31/27	255,000	251,683
U.S. Treasury Notes	0.625%	8/15/30	805,000	785,001
Total U.S. Government Obligations				74,831,878
Total U.S. Government & Agency Obligations (Cost — $85,530,030)				85,609,507
Mortgage-Backed Securities — 6.0%
FHLMC — 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-12/1/48	701,720	747,614
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	9/1/48- 7/1/50	493,275	530,408
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/48-3/1/50	610,002	674,561
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/1/49	239,749	261,768
Federal Home Loan Mortgage Corp. (FHLMC) Gold	8.000%	2/1/31	48,588	50,099
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32	93,634	109,435
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38- 4/1/38	302,845	317,006
Federal Home Loan Mortgage Corp. (FHLMC) Gold (12 mo. USD LIBOR + 1.495%)	2.626%	6/1/43	388,109	400,437	(c)
Total FHLMC				3,091,328
FNMA — 4.1%
Federal National Mortgage Association (FNMA)	6.500%	4/1/24	269	301
Federal National Mortgage Association (FNMA)	7.000%	2/1/27- 8/1/32	194,880	212,951
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	36	41
Federal National Mortgage Association (FNMA)	1.500%	1/1/35	1,200,000	1,234,781	(k)
Federal National Mortgage Association (FNMA)	3.000%	12/1/37-3/1/50	2,175,069	2,349,488

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.500%	10/1/40	$893,686	$955,262
Federal National Mortgage Association (FNMA)	3.500%	3/1/43 - 4/1/50	11,654,385	12,401,776
Federal National Mortgage Association (FNMA)	4.000%	4/1/47 - 6/1/57	6,587,364	7,151,794
Federal National Mortgage Association (FNMA)	4.500%	5/1/48 - 3/1/50	2,166,485	2,406,225
Federal National Mortgage Association (FNMA)	5.000%	11/1/48 - 3/1/50	3,160,528	3,528,002
Federal National Mortgage Association (FNMA)	2.000%	1/1/51- 2/1/51	3,200,000	3,320,693	(k)
Federal National Mortgage Association (FNMA)	2.500%	1/1/51	200,000	210,844	(k)
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	2.559%	9/1/37	906,087	943,584	(c)
Total FNMA				34,715,742
GNMA — 1.6%
Government National Mortgage Association (GNMA)	6.000%	11/15/28	12,149	13,650
Government National Mortgage Association (GNMA)	6.500%	8/15/34	251,955	292,838
Government National Mortgage Association (GNMA)	7.000%	3/15/36	65,031	77,479
Government National Mortgage Association (GNMA)	3.000%	9/15/42 - 11/15/42	694,121	730,812
Government National Mortgage Association (GNMA)	3.500%	6/15/48 - 5/15/50	725,222	775,267
Government National Mortgage Association (GNMA) II	3.500%	6/20/44 - 10/20/49	759,973	803,715
Government National Mortgage Association (GNMA) II	3.000%	9/20/47- 2/20/48	195,111	205,113
Government National Mortgage Association (GNMA) II	4.000%	11/20/47 - 4/20/48	117,502	126,472
Government National Mortgage Association (GNMA) II	4.500%	5/20/48 - 1/20/49	2,156,969	2,336,106
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	879,450	962,148
Government National Mortgage Association (GNMA) II	2.000%	1/1/50 - 2/1/50	1,400,000	1,462,972	(k)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	33

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	2.000%	11/20/50	$1,896,369	$1,985,094
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	200,000	215,697
Government National Mortgage Association (GNMA) II	2.500%	1/1/51	1,300,000	1,376,274	(k)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.126%)	1.269%	7/20/60	62,153	63,652	(c)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 2.050%)	2.205%	8/20/60	860,992	912,837	(c)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.227%)	1.347%	7/20/60	151,540	154,116	(c)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.440%)	1.570%	2/20/60	787,149	803,304	(c)
Total GNMA				13,297,546
Total Mortgage-Backed Securities (Cost — $50,090,161)				51,104,616
Sovereign Bonds — 1.4%
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,140,000	1,298,175	(b)
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	2.375%	6/2/21	1,770,000	1,784,974	(b)
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	1,710,000	1,839,875	(a)
Total Qatar				3,624,849
Saudi Arabia — 0.3%
Saudi Government International Bond, Senior Notes	4.500%	4/17/30	2,210,000	2,673,194	(b)
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	1,790,000	1,855,469	(b)
Abu Dhabi Government International Bond, Senior Notes	0.750%	9/2/23	530,000	531,670	(b)
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	1,830,000	1,925,114	(b)
Total United Arab Emirates				4,312,253
Total Sovereign Bonds (Cost — $10,977,772)				11,908,471

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 0.1%
Health Care — 0.1%
Pharmaceuticals — 0.1%
Dermira Inc., Senior Notes (Cost — $405,591)	3.000%	5/15/22	$400,000	$405,500
Total Investments before Short-Term Investments (Cost — $746,253,839)				758,908,434
Short-Term Investments — 11.4%
U.S. Government Agencies — 0.1%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $1,209,908)	0.053%	1/29/21	1,210,000	1,209,949	(l)

			Shares
Money Market Funds — 11.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $95,296,683)	0.010%		95,296,683	95,296,683	(m)
Total Short-Term Investments (Cost — $96,506,591)				96,506,632
Total Investments — 100.9% (Cost — $842,760,430)				855,415,066
Liabilities in Excess of Other Assets — (0.9)%				(7,883,326)
Total Net Assets — 100.0%				$847,531,740

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	35

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on this security is currently in default as of December 31, 2020.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of December 31, 2020.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2020, the Fund held TBA securities with a total cost of $7,561,883.

(l)	Rate shown represents yield-to-maturity.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2020, the total market value of investments in Affiliated Companies was $95,296,683 and the cost was $95,296,683 (Note 8).

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

UST	— United States Treasury

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2020 Annual Report

Western Asset Short-Term Bond Fund

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	576	3/21	$127,146,403	$127,282,500	$136,097
U.S. Treasury 5-Year Notes	829	3/21	104,345,436	104,590,006	244,570
					380,667
Contracts to Sell:
90-Day Eurodollar	662	3/21	164,981,397	165,218,650	(237,253)
U.S. Treasury 10-Year Notes	408	3/21	56,266,202	56,335,877	(69,675)
U.S. Treasury Long-Term Bonds	46	3/21	8,038,428	7,966,625	71,803
					(235,125)
Net unrealized appreciation on open futures contracts					$145,542

At December 31, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
	$67,579,000	8/31/24	3-Month LIBOR quarterly	0.380% semi-annually	$5,729	$214,706
	25,977,000	5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(87,198)	351,560
Total	$93,556,000				$(81,469)	$566,266

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.34 Index	$3,450,000	6/20/25	1.000% quarterly	$56,180	$(32,014)	$88,194
Markit CDX.NA.IG.35 Index	2,823,000	12/20/25	1.000% quarterly	69,073	66,538	2,535
Total	$6,273,000			$125,253	$34,524	$90,729

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	37

Schedule of investments (cont’d)

December 31, 2020

Western Asset Short-Term Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

LIBOR — London Interbank Offered Rate

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $747,463,747)	$760,118,383
Investments in affiliated securities, at value (Cost — $95,296,683)	95,296,683
Cash	1,003,022
Receivable for securities sold	4,389,230
Interest receivable	4,310,712
Deposits with brokers for centrally cleared swap contracts	607,267
Receivable for Fund shares sold	478,647
Deposits with brokers for open futures contracts	443,894
Prepaid expenses	40,577
Total Assets	866,688,415

Liabilities:
Payable for securities purchased	18,487,209
Payable for Fund shares repurchased	305,692
Investment management fee payable	251,280
Service and/or distribution fees payable	19,649
Distributions payable	18,500
Payable to broker — net variation margin on open futures contracts	8,085
Trustees’ fees payable	2,060
Payable to broker — net variation margin on centrally cleared swap contracts	893
Accrued expenses	63,307
Total Liabilities	19,156,675
Total Net Assets	$847,531,740

Net Assets:
Par value (Note 7)	$2,143
Paid-in capital in excess of par value	860,582,042
Total distributable earnings (loss)	(13,052,445)
Total Net Assets	$847,531,740

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	39

Statement of assets and liabilities (cont’d)

December 31, 2020

Net Assets:
Class A	$58,248,210
Class C	$6,794,749
Class C1	$3,929,292
Class R	$52,170
Class I	$137,496,333
Class IS	$641,010,986

Shares Outstanding:
Class A	14,723,850
Class C	1,719,160
Class C1	992,728
Class R	13,191
Class I	34,732,377
Class IS	162,072,933

Net Asset Value:
Class A (and redemption price)	$3.96
Class C*	$3.95
Class C1 (and redemption price)	$3.96
Class R (and redemption price)	$3.95
Class I (and redemption price)	$3.96
Class IS (and redemption price)	$3.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$4.05

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

40	Western Asset Short-Term Bond Fund 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Interest from unaffiliated investments	$17,835,944
Interest from affiliated investments	139,807
Total Investment Income	17,975,751

Expenses:
Investment management fee (Note 2)	2,756,136
Service and/or distribution fees (Notes 2 and 5)	225,259
Transfer agent fees (Note 5)	209,391
Registration fees	107,276
Fund accounting fees	75,818
Audit and tax fees	49,107
Excise tax (Note 1)	32,117
Shareholder reports	24,796
Custody fees	23,312
Trustees’ fees	17,371
Legal fees	16,856
Commitment fees (Note 9)	11,317
Insurance	6,697
Miscellaneous expenses	7,532
Total Expenses	3,562,985
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(77,315)
Net Expenses	3,485,670
Net Investment Income	14,490,081

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	9,134,030
Futures contracts	9,039,949
Written options	1,257,665
Swap contracts	(5,681,296)
Net Realized Gain	13,750,348
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,613,065
Futures contracts	(2,483)
Written options	(24,174)
Swap contracts	(137,688)
Change in Net Unrealized Appreciation (Depreciation)	2,448,720
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	16,199,068
Increase in Net Assets From Operations	$30,689,149

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	41

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$14,490,081	$19,831,857
Net realized gain (loss)	13,750,348	(2,731,893)
Change in net unrealized appreciation (depreciation)	2,448,720	16,546,847
Increase in Net Assets From Operations	30,689,149	33,646,811

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(19,045,415)	(21,166,404)
Decrease in Net Assets From Distributions to Shareholders	(19,045,415)	(21,166,404)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	341,228,768	210,776,482
Reinvestment of distributions	18,779,856	20,625,482
Cost of shares repurchased	(292,583,813)	(178,996,006)
Increase in Net Assets From Fund Share Transactions	67,424,811	52,405,958
Increase in Net Assets	79,068,545	64,886,365

Net Assets:
Beginning of year	768,463,195	703,576,830
End of year	$847,531,740	$768,463,195

See Notes to Financial Statements.

42	Western Asset Short-Term Bond Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$3.90	$3.83	$3.87	$3.85	$3.84

Income (loss) from operations:
Net investment income	0.06	0.09	0.08	0.05	0.05
Net realized and unrealized gain (loss)	0.08	0.08	(0.03)	0.04	0.02
Total income from operations	0.14	0.17	0.05	0.09	0.07

Less distributions from:
Net investment income	(0.08)	(0.10)	(0.09)	(0.07)	(0.06)
Total distributions	(0.08)	(0.10)	(0.09)	(0.07)	(0.06)

Net asset value, end of year	$3.96	$3.90	$3.83	$3.87	$3.85
Total return[2]	3.72%	4.49%	1.29%	2.23%	1.85%[3]

Net assets, end of year (000s)	$58,248	$53,294	$30,894	$29,977	$43,445

Ratios to average net assets:
Gross expenses	0.73%	0.75%	0.75%	0.78%	0.78%
Net expenses	0.72 [4,5]	0.74 [4,5]	0.74 [4,5]	0.74 [4,5]	0.78
Net investment income	1.57	2.36	2.12	1.37	1.20

Portfolio turnover rate	64%[6]	41%[6]	52%[6]	42%[6]	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.58% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 73%, 55%, 100%, 89% and 24% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$3.89	$3.83	$3.86	$3.85	$3.84

Income (loss) from operations:
Net investment income	0.03	0.06	0.05	0.02	0.02
Net realized and unrealized gain (loss)	0.08	0.07	(0.02)	0.03	0.02
Total income from operations	0.11	0.13	0.03	0.05	0.04

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.06)	(0.04)	(0.03)
Total distributions	(0.05)	(0.07)	(0.06)	(0.04)	(0.03)

Net asset value, end of year	$3.95	$3.89	$3.83	$3.86	$3.85
Total return[2]	2.95%	3.44%	0.80%	1.23%	1.12%[3]

Net assets, end of year (000s)	$6,795	$5,073	$8,487	$7,537	$9,152

Ratios to average net assets:
Gross expenses	1.47%	1.50%	1.49%	1.55%	1.56%
Net expenses[4,5]	1.47	1.50	1.48	1.51	1.44
Net investment income	0.81	1.67	1.41	0.60	0.55

Portfolio turnover rate	64%[6]	41%[6]	52%[6]	42%[6]	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.86% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 73%, 55%, 100%, 89% and 24% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

44	Western Asset Short-Term Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$3.90	$3.83	$3.87	$3.85	$3.84

Income (loss) from operations:
Net investment income	0.05	0.09	0.07	0.04	0.04
Net realized and unrealized gain (loss)	0.08	0.07	(0.03)	0.03	0.02
Total income from operations	0.13	0.16	0.04	0.07	0.06

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.08)	(0.05)	(0.05)
Total distributions	(0.07)	(0.09)	(0.08)	(0.05)	(0.05)

Net asset value, end of year	$3.96	$3.90	$3.83	$3.87	$3.85
Total return[2]	3.41%	4.28%	1.07%	1.94%	1.58%[3]

Net assets, end of year (000s)	$3,929	$7,854	$32,443	$39,335	$49,158

Ratios to average net assets:
Gross expenses	1.02%	0.98%	0.97%	1.06%	1.05%
Net expenses	1.01 [4,5]	0.97 [4,5]	0.96 [4,5]	1.02 [4,5]	1.05
Net investment income	1.37	2.26	1.90	1.10	0.93

Portfolio turnover rate	64%[6]	41%[6]	52%[6]	42%[6]	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 73%, 55%, 100%, 89% and 24% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$3.90	$3.83	$3.86	$3.85	$3.84

Income (loss) from operations:
Net investment income	0.05	0.08	0.07	0.04	0.03
Net realized and unrealized gain (loss)	0.07	0.08	(0.02)	0.02	0.03
Total income from operations	0.12	0.16	0.05	0.06	0.06

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.08)	(0.05)	(0.05)
Total distributions	(0.07)	(0.09)	(0.08)	(0.05)	(0.05)

Net asset value, end of year	$3.95	$3.90	$3.83	$3.86	$3.85
Total return[2]	3.34%	4.12%	1.19%	1.60%	1.53%[3]

Net assets, end of year (000s)	$52	$71	$173	$171	$28

Ratios to average net assets:
Gross expenses	2.14%	1.28%	1.29%	1.21%	1.39%
Net expenses[4,5]	1.09	1.10	1.10	1.10	1.10
Net investment income	1.26	2.11	1.77	1.05	0.90

Portfolio turnover rate	64%[6]	41%[6]	52%[6]	42%[6]	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.26% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 73%, 55%, 100%, 89% and 24% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

46	Western Asset Short-Term Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$3.90	$3.83	$3.87	$3.85	$3.84

Income (loss) from operations:
Net investment income	0.07	0.10	0.09	0.06	0.06
Net realized and unrealized gain (loss)	0.08	0.08	(0.03)	0.03	0.02
Total income from operations	0.15	0.18	0.06	0.09	0.08

Less distributions from:
Net investment income	(0.09)	(0.11)	(0.10)	(0.07)	(0.07)
Total distributions	(0.09)	(0.11)	(0.10)	(0.07)	(0.07)

Net asset value, end of year	$3.96	$3.90	$3.83	$3.87	$3.85
Total return[2]	3.96%	4.74%	1.54%	2.46%	2.14%[3]

Net assets, end of year (millions)	$137	$162	$142	$62	$64

Ratios to average net assets:
Gross expenses	0.51%	0.54%	0.53%	0.56%	0.50%
Net expenses[4]	0.49 [5]	0.50 [5]	0.50 [5]	0.51 [5]	0.50
Net investment income	1.82	2.64	2.44	1.61	1.49

Portfolio turnover rate	64%[6]	41%[6]	52%[6]	42%[6]	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.87% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I did not exceed 0.55%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 73%, 55%, 100%, 89% and 24% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2020 Annual Report	47

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$3.90	$3.83	$3.87	$3.85	$3.84

Income (loss) from operations:
Net investment income	0.07	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss)	0.09	0.07	(0.04)	0.03	0.02
Total income from operations	0.16	0.18	0.06	0.10	0.08

Less distributions from:
Net investment income	(0.10)	(0.11)	(0.10)	(0.08)	(0.07)
Total distributions	(0.10)	(0.11)	(0.10)	(0.08)	(0.07)

Net asset value, end of year	$3.96	$3.90	$3.83	$3.87	$3.85
Total return[2]	4.06%	4.84%	1.63%	2.56%	2.19%[3]

Net assets, end of year (millions)	$641	$541	$490	$462	$430

Ratios to average net assets:
Gross expenses	0.40%	0.41%	0.41%	0.45%	0.46%
Net expenses[4,5]	0.39	0.40	0.40	0.41	0.45
Net investment income	1.88	2.74	2.48	1.71	1.54

Portfolio turnover rate	64%[6]	41%[6]	52%[6]	42%[6]	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.92% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.45%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 73%, 55%, 100%, 89% and 24% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

48	Western Asset Short-Term Bond Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset Short-Term Bond Fund 2020 Annual Report	49

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50	Western Asset Short-Term Bond Fund 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$163,008,559	$0	*	$163,008,559
Other corporate bonds & notes	—	244,721,084	—		244,721,084
Collateralized mortgage obligations	—	102,916,389	—		102,916,389
Asset-backed securities	—	99,234,308	—		99,234,308
U.S. government & agency obligations	—	85,609,507	—		85,609,507
Mortgage-backed securities	—	51,104,616	—		51,104,616
Sovereign bonds	—	11,908,471	—		11,908,471
Convertible bonds & notes	—	405,500	—		405,500
Total long-term investments	—	758,908,434	0	*	758,908,434
Short-term investments†:
U.S. government agencies	—	1,209,949	—		1,209,949
Money market funds	$95,296,683	—	—		95,296,683
Total short-term investments	95,296,683	1,209,949	—		96,506,632
Total investments	$95,296,683	$760,118,383	$0	*	$855,415,066
Other financial instruments:
Futures contracts	$452,470	—	—		$452,470
Centrally cleared interest rate swaps	—	$566,266	—		566,266
Centrally cleared credit default swaps on credit indices — sell protection	—	90,729	—		90,729
Total other financial instruments	$452,470	$656,995	—		$1,109,465
Total	$95,749,153	$760,775,378	—		$856,524,531
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$306,928	—	—		$306,928

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the

Western Asset Short-Term Bond Fund 2020 Annual Report	51

Notes to financial statements (cont’d)

option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

52	Western Asset Short-Term Bond Fund 2020 Annual Report

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the total notional value of all credit default swaps to sell protection was $6,273,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return

Western Asset Short-Term Bond Fund 2020 Annual Report	53

Notes to financial statements (cont’d)

in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

54	Western Asset Short-Term Bond Fund 2020 Annual Report

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Short-Term Bond Fund 2020 Annual Report	55

Notes to financial statements (cont’d)

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

56	Western Asset Short-Term Bond Fund 2020 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has

Western Asset Short-Term Bond Fund 2020 Annual Report	57

Notes to financial statements (cont’d)

been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the year, the Fund paid $32,117 of federal excise taxes attributable to calendar year 2019.

58	Western Asset Short-Term Bond Fund 2020 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$65,330	$(65,330)

(a)	Reclassifications are due to a taxable overdistribution and a non-deductible excise tax paid by the Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July, 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset London provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class R, Class I and Class IS shares did not exceed 0.80%, 1.55%, 1.05%, 1.10%, 0.50% and 0.40%, respectively. In addition, the ratio of total annual fund operating

Western Asset Short-Term Bond Fund 2020 Annual Report	59

Notes to financial statements (cont’d)

expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $77,315, which included an affiliated money market fund waiver of $58,455.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$5,056	—
CDSCs	1,974	$2,960

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of December 31, 2020, Franklin Resources and its affiliates owned 67% of the Fund.

60	Western Asset Short-Term Bond Fund 2020 Annual Report

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$310,961,716	$252,136,172
Sales	211,585,758	349,645,206

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$847,162,530	$14,591,031	$(6,338,495)	$8,252,536
Futures contracts	—	452,470	(306,928)	145,542
Swap contracts	(46,945)	656,995	—	656,995

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$452,470	—	$452,470
Centrally cleared swap contracts[3]	566,266	$90,729	656,995
Total	$1,018,736	$90,729	$1,109,465
LIABILITY DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$306,928

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Short-Term Bond Fund 2020 Annual Report	61

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(60,505)	—	$(60,505)
Futures contracts	9,039,949	—	9,039,949
Written options	1,257,665	—	1,257,665
Swap contracts	(6,578,098)	$896,802	(5,681,296)
Total	$3,659,011	$896,802	$4,555,813

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(9,055)	—	$(9,055)
Futures contracts	(2,483)	—	(2,483)
Written options	(24,174)	—	(24,174)
Swap contracts	(442,069)	$304,381	(137,688)
Total	$(477,781)	$304,381	$(173,400)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$4,460
Written options†	72,911
Futures contracts (to buy)	380,133,549
Futures contracts (to sell)	215,887,650
Average Notional Balance
Interest rate swap contracts	$106,526,077
Credit default swap contracts (to buy protection)†	7,137,692
Credit default swap contracts (to sell protection)	4,939,692

† At December 31, 2020, there were no open positions held in this derivative.

62	Western Asset Short-Term Bond Fund 2020 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$136,689	$43,239
Class C	59,621	4,542
Class C1	28,680	7,123
Class R	269	673
Class I	—	152,398
Class IS	—	1,416
Total	$225,259	$209,391

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,457
Class C	490
Class C1	453
Class R	566
Class I	23,326
Class IS	48,023
Total	$77,315

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Investment Income:
Class A	$1,171,136	$1,118,661
Class C	83,340	112,389
Class C1	104,785	459,950
Class R	960	2,972
Class I	3,240,717	4,185,503
Class IS	14,444,477	15,286,929
Total	$19,045,415	$21,166,404

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

Western Asset Short-Term Bond Fund 2020 Annual Report	63

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,350,797	$17,040,531	9,332,543	$36,318,289
Shares issued on reinvestment	288,414	1,131,686	262,922	1,023,478
Shares repurchased	(3,584,289)	(14,002,805)	(3,988,822)	(15,534,613)
Net increase	1,054,922	$4,169,412	5,606,643	$21,807,154

Class C
Shares sold	1,014,348	$3,956,666	419,894	$1,633,188
Shares issued on reinvestment	20,941	82,133	28,460	110,436
Shares repurchased	(618,649)	(2,411,597)	(1,362,359)	(5,280,612)
Net increase (decrease)	416,640	$1,627,202	(914,005)	$(3,536,988)

Class C1
Shares sold	33,847	$131,806	60,213	$233,922
Shares issued on reinvestment	26,230	102,824	117,323	455,406
Shares repurchased	(1,080,802)	(4,230,203)	(6,626,078)	(25,780,009)
Net decrease	(1,020,725)	$(3,995,573)	(6,448,542)	$(25,090,681)

Class R
Shares sold	2,310	$9,060	2,816	$10,956
Shares issued on reinvestment	245	960	764	2,963
Shares repurchased	(7,602)	(28,477)	(30,421)	(118,575)
Net decrease	(5,047)	$(18,457)	(26,841)	$(104,656)

Class I
Shares sold	33,526,426	$131,196,039	16,751,057	$65,073,278
Shares issued on reinvestment	792,502	3,109,721	1,039,948	4,044,434
Shares repurchased	(41,013,071)	(160,702,558)	(13,401,484)	(52,014,332)
Net increase (decrease)	(6,694,143)	$(26,396,798)	4,389,521	$17,103,380

Class IS
Shares sold	48,157,098	$188,894,666	27,660,087	$107,506,849
Shares issued on reinvestment	3,657,453	14,352,532	3,854,565	14,988,765
Shares repurchased	(28,440,127)	(111,208,173)	(20,650,741)	(80,267,865)
Net increase	23,374,424	$92,039,025	10,863,911	$42,227,749

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

64	Western Asset Short-Term Bond Fund 2020 Annual Report

all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$24,718,054	$413,654,350	413,654,350	$343,075,721	343,075,721

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$139,807	—	$95,296,683

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust and Western Asset Funds, Inc. (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million (prior to November 16, 2020, the aggregate amount was $220 million for participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust). Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets. Prior to November 16, 2020, there was no upfront fee. For the year ended December 31, 2020, the Fund incurred a commitment fee in the amount of $11,317. The Fund did not utilize the Redemption Facility during the year ended December 31, 2020.

Western Asset Short-Term Bond Fund 2020 Annual Report	65

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$19,045,415	$21,166,404

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(21,796,408)
Other book/tax temporary differences(a)	(311,110)
Unrealized appreciation (depreciation)(b)	9,055,073
Total distributable earnings (loss) — net	$(13,052,445)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve- month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets

66	Western Asset Short-Term Bond Fund 2020 Annual Report

generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent events

Effective January 1, 2021, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

*  *  *

Effective February 5, 2021, the Fund’s Redemption Facility was terminated and the Fund, together with the Participating Funds and other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee.

Western Asset Short-Term Bond Fund 2020 Annual Report	67

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short-Term Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

68	Western Asset Short-Term Bond Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	580,662,893.308	556,586.230	2,638,612.799	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	580,446,935.952	738,783.929	2,672,372.457	0
To approve a New Subadvisory Agreement with Western Asset Management Company Limited	580,389,157.081	754,916.858	2,714,018.399	0

Western Asset Short-Term Bond Fund	69

Statement regarding liquidity risk management program

(unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

70	Western Asset Short-Term Bond Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Short-Term Bond Fund	71

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

72	Western Asset Short-Term Bond Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Short-Term Bond Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

74	Western Asset Short-Term Bond Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	145
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Short-Term Bond Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira** Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

76	Western Asset Short-Term Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset Short-Term Bond Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

78	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	Daily	Daily
Payable date:	1/31/2020	February 2020 through December 2020
Ordinary Income:
Qualified Dividend Income for Individuals	0.34%	1.14%
Dividends Qualifying for the Dividends
received Deduction for Corporations	0.34%	1.14%
Interest from Federal Obligations	7.90%	7.90%
Interest-related Dividends *	20.00%	61.00%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*

The percentage of the ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for non-resident shareholders and foreign corporations.

Western Asset Short-Term Bond Fund	79

Western Asset

Short-Term Bond Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*	Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/21 SR21-4084

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,455 in December 31, 2019 and $ 161,623 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $938,841 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)( B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson*
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Jaynie M. Studenmund
Peter J. Taylor

* Effective March 6, 2020, Mr Larson became a Trustee

(b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 24, 2021